Exhibit 99.1

First Quarter 2026 Investor Presentation

Chemung Financial Corporation Chemung Financial Corporation With You Today 2 Anders Tomson President & Chief Executive Officer Dale McKim Executive Vice President & Chief Financial Officer Peter Cosgrove Executive Vice President & Chief Credit Officer

Chemung Financial Corporation Safe Harbor Statement Forward - looking Statements: This report contains forward - looking statements within the meaning of Section 27A of the Securities Act. The Corporation intends its forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in these sections. All statements regarding the Corporation’s expected financial position and operating results, the Corporation’s business strategy, the Corporation’s financial plans, forecasted demographic and economic trends relating to the Corporation’s industry and similar matters are forward - looking statements. These statements can sometimes be identified by the Corporation’s use of forward - looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” or “intend.” The Corporation's actual results could be materially different from expectations because of various factors, including changes in economic conditions or interest rates, credit risk, inflation, tariffs, cybersecurity risks, difficulties in managing the Corporation’s growth, recent bank failures, changes in FDIC assessments, public health issues, geopolitical conflicts, competition, changes in law or the regulatory environment, and changes in general business and economic trends. Information concerning these and other factors, including Risk Factors, can be found in the Corporation’s periodic filings with the SEC, including the discussion under the heading “Item 1A. Risk Factors” in the Corporation’s 2025 Annual Report on Form 10 - K. These filings are available publicly on the SEC’s web site at http://www.sec.gov , on the Corporation's web site at http://www.chemungcanal.com or upon request from the Corporate Secretary at (607) 737 - 3746. Except as otherwise required by law, the Corporation undertakes no obligation to publicly update or revise its forward - looking statements, whether as a result of new information, future events, or otherwise. 3

Chemung Financial Corporation Key Takeaways 4 First Quarter 2026 Investor Presentation Continued strength and momentum in underlying businesses High customer engagement across all business lines and geographies. Stable deposit base and ample liquidity Majority of deposits sourced from stable, legacy markets. Strategic balance sheet restructuring driving enhanced earnings Support growth strategies and improve funding profile. Valuable wealth management business High touch relationships with affluent borrowers provides dependable non - interest income stream. Solid and stable credit quality Consistently low non - performing assets and charge - offs. Contiguous geographic expansion Expansion of the franchise in higher growth markets of Albany and Buffalo.

About Us Elmira, Albany, Buffalo, NY 5

Chemung Financial Corporation Oldest locally owned and managed community bank in New York State, dating to 1833. Subsidiary bank - Chemung Canal Trust Company - operates with 30 branches over 14 counties in New York and Pennsylvania. Operating as Capital Bank in Albany, New York market and Canal Bank in Buffalo, New York market. Trust and Wealth Management division with $2.3 bn in assets under management or administration. New York chartered bank and member of the Federal Reserve Listed on NASDAQ Global Select (Ticker: CHMG) Market Capitalization of $260.3 million at March 31, 2026 About Us 6 History Operations Legal & Market 6 First Quarter 2026 Investor Presentation

Chemung Financial Corporation Revenue Growth ▪ Drive loan growth in Albany and Buffalo with legacy market deposits and proceeds from balance sheet restructuring. ▪ Well positioned to opportunistically acquire when operational model and pricing is right. Seeking wealth management, whole bank or branch opportunities. ▪ Continue scaling the wealth management practice, with a focus on the Western New York market. ▪ Fee and pricing discipline. Operating Efficiencies ▪ Continual evaluation of branch distribution model. ▪ Optimization of vendor contracts. ▪ Rationalization of headcount and outsourcing opportunities. ▪ Robotic Process Automation and Artificial Intelligence. Customer Experience and Brand ▪ Growth of Canal Bank brand in Western New York. ▪ Introduction of enhanced digital experience. ▪ Relationship focus. Colleagues and Community ▪ Believe and behave like a community bank. ▪ Recognized community partner within our markets. ▪ Incentive compensation plans to maintain competitiveness and drive the strategy. Core Strategies 7

Chemung Financial Corporation First Quarter 2026 Highlights 8 EPS $1.91 Net Income $9.2 million ROAA 1.36% ROAE 14.25% Net Interest Margin 3.60% ACL - to - total loans 1.08% Non - performing loans - to - total loans 0.33% Performance Ratios 8 First Quarter 2026 Investor Presentation

Chemung Financial Corporation First Quarter 2026 Highlights & 2025 Recap 9 ▪ Record quarterly net income of $9.2 million and EPS of $1.91 for the first quarter ▪ Net interest margin decreased 1 bps quarter over quarter, from 3.61% to 3.60% ▪ Yield on interest - earning assets decreased 5 bps to 5.13% ▪ Cost of funds decreased 5 bp to 1.67% ▪ Quarterly dividend increased $0.03 per share during 2025, or 9.7% to $0.34 ▪ Pending charter conversion from New York chartered trust company to a national bank ▪ Annualized loan growth of 7.5% for the first quarter, compared to full year 2025 growth of 9.6% ▪ Completed balance sheet repositioning in second and third quarters of 2025 ▪ Sold lower yielding securities ▪ Issued subordinated debt ▪ Paid down wholesale funding ▪ Annual net income of $15.1 million and EPS of $3.14 impacted by loss on repositioning 9 First Quarter 2026 Investor Presentation March 31, 2026 figures unaudited. Refer to the GAAP - to - Non - GAAP Reconciliation on slide 53.

Chemung Financial Corporation CHMG - Market Indicators 10 Total Shareholder Return First Quarter 2026 Investor Presentation 47.72% 40.70% 16.10% 22.79% 48.81% 15.49% Five Year Three Year One Year Tangible Book Value 1.20 1.15 1.18 1.34 1.21 1.00 1.10 1.20 1.30 1.40 2024 2025 Q1 2026 8.60 10.30 8.30 11.78 10.11 0.0 5.0 10.0 15.0 2024 2025 Q1 2026 Chemung Financial Peer Group** Price to Earnings (TTM) *Second quarter 2025 earnings figures adjusted, refer GAAP to Non - GAAP reconciliation in 2025 10 - Q filed August 7, 2025 **Peer group as defined in the Corporation’s Proxy Statement Pursuant to Section 14(a) filed April 23, 2026 88.62% 32.03% 17.32% 49.61% 18.88% 5.55% Five Year Three Year One Year ABA NASDAQ Community Bank Index (XABQ) Chemung Financial March 31, 2026 December 31, 2025

Balance Sheet Restructuring and Subordinated Debt Raise

Transaction Overview:

Balance Sheet Optimization

- Sold ~$245M+ of low yielding AFS securities (Book Value) in June 2025
  - Pre-Tax Loss: ~$17.5M
  - Average Yield on Securities Sold: ~2%
  - WAL of Securities Sold: ~3 Yrs
- Allocate proceeds toward:
  - Paying down liabilities (since June 30, 2025, reduced higher cost wholesale funding by $79.3 million)
  - Funding loan growth (since June 30, 2025, grew loans by $179.3 million)

Subordinated Debt

- Raised $45M of subordinated debt to support key capital ratios

Rationale

- Replace low yielding assets and run off expensive borrowings
- Transaction to result in improved profitability metrics; ROAA, EPS, NIM, etc.
- Enhanced capital position: decreased CRE ratio and increased TCE

Revamped Profitability

Comparatives relative to Q2 2025

$1.91	1.36%	14.25%	3.60%
Q1 2026 EPS	*Q1 2026 ROAA*	*Q1 2026 ROAE*	*Q1 2026 NIM*
+ $0.60	***+ 46 bps***	***+ 318 bps***	***+ 55 bps***

Healthy Capital

8.84%	12.34%	15.44%	392%
TCE Ratio	*CET1 Ratio*	*Total Risk Based Capital Ratio*	*Reg. CRE Ratio*

Revitalized balance sheet is driving NIM expansion and enhanced earnings are further strengthening capital ratios

Chemung Financial Corporation First Quarter 2026 Investor Presentation 11

Chemung Financial Corporation Appendices 12 Corporate and Financial Highlights Background Page 13 Corporate Organization Markets and Share Management Team Community Loans Page 22 Loan Growth Portfolio Composition Commercial Portfolio Non - Performers Investments Page 35 Portfolio Composition Yield and Duration Fair Value and AOCI Deposits Page 39 Deposit Costs Deposits Composition Liquidity Performance Page 44 Net Income Trend Net Interest Margin Non - Interest Income Non - Interest Expense Expense Management Capital Management First Quarter 2026 Investor Presentation

Background 13

Chemung Financial Corporation Corporate Organization 14 Trust and Wealth Management services Provides mutual funds, securities and insurance brokerage services through LPL Financial Banking operations in Southern Tier and Finger Lakes of New York Wealth Management Group Banking operations in the Capital District of New York Banking operations in the greater Buffalo, New York area First Quarter 2026 Investor Presentation

Chemung Financial Corporation Markets 15 Legacy Markets Long, deep relationships since 1833 provide stable funding and earnings engine. Steady and even economy, powered by large corporations (Corning, Inc.), higher education (Cornell University, SUNY Binghamton) and tourism. Growth Opportunity New York’s Capital and Western New York regions offer larger population centers undergoing economic renaissances. Large bank consolidation providing market disruption opportunities. First Quarter 2026 Investor Presentation

Chemung Financial Corporation Dominant market share of deposits Legacy Markets Small share of much larger markets; a lot of room to grow. Growth Markets Deployment of lower cost deposits to higher growth markets. Competitive Advantage Share 2025 Deposits ($000s) County 64.56% $910,682 Chemung 2.06% $348,924 Albany 73.96% $217,855 Schuyler 11.96% $178,510 Steuben 27.62% $149,559 Tioga 4.83% $133,603 Tompkins 3.82% $132,713 Broome 7.28% $117,985 Cayuga 1.60% $103,190 Saratoga 3.88% $61,985 Bradford (PA) 0.06% $36,912 Erie 0.98% $33,705 Schenectady 2.74% $23,989 Cortland 2.70% $19,350 Seneca $2,468,962 Total Market Share 16 Albany, NY First Quarter 2026 Investor Presentation Source: S&P Global, as of June 30, 2025

NY SMART I-Corridor Initiative

- **Overview**
  - **Goal**: Transform New York State into a leading hub for semiconductor manufacturing
  - **Projection**: By 2034, 25% of U.S. chips produced within a 350-mile radius
- **Current Infrastructure**
  - **Fabrication Plants**: 5
  - **Supply Chain Firms**: ~100
- **Key Initiatives**
  - **Micron's Syracuse Megafab**: Largest semiconductor facility in the nation. $100 billion investment over the next 20 years. Groundbreaking on January 16, 2026
  - **Supply Chain Activation Network (SCAN)**: Expands capacity of suppliers, including Wolfspeed, Corning, Menlo Micro and Moog
  - **Commercialization & Collaboration Center (C3)**: Assists in bringing new technologies to market
- **Federal Support**
  - **CHIPS Act Funds**: Significant investments in Corning, Edwards Vacuum, and GlobalFoundries



Buffalo
Rochester
Syracuse
Utica Rome
Wolfspeed
Albany
GlobalFoundries
Ithaca
Menlo Microsystems



tech hubs | OFFICIAL AWARDEE
NY SMART
I-CORRIDOR

Chemung Financial Corporation First Quarter 2026 Investor Presentation 17

Albany NanoTech Complex

ALBANY NANOTECH COMPLEX


NSTC
THE CHIPS FOR AMERICA EUV ACCELERATOR, AN NSTC FACILITY
NY CREATES
CHIPS
Natcast

- **Albany** selected to host the flagship location for the **National Semiconductor Technology Center (NSTC)**, a significant milestone for the region
- **Location**: Albany NanoTech Complex, Albany, New York
- **Cumulative Investment**: $25 billion of public and private capital
- **Focus**: The NSTC will facilitate state-of-the-art research, particularly in Extreme Ultraviolet (EUV) Lithography, which is crucial for printing intricate patterns on microchips
- **Partnerships**: The complex collaborates with industry giants like ASML, Micron, IBM, GlobalFoundries, Samsung, and others, providing a robust environment for innovation
- **Workforce Development**: The center will leverage partnerships with the State University of New York (SUNY) system, Rensselaer Polytechnic Institute, and other educational institutions to develop a skilled workforce
- This initiative is expected to significantly enhance semiconductor research and development in the U.S., positioning Albany as a key player in the global semiconductor industry.

Chemung Financial Corporation First Quarter 2026 Investor Presentation 18

Chemung Financial Corporation Empire AI Consortium – SUNY Buffalo 19 Empire AI Beta: • Second phase deployment underway at SUNY Buffalo • Powered by NVIDIA AI Hardware; expected to place among the most advanced academic AI systems in the world. First Quarter 2026 Investor Presentation Overview: • Launched in April 2024 by Governor Kathy Hochul. • Collaboration of New York's leading public and private universities. • Focus on AI research to address societal challenges. • Over $500 million in committed funding. Key Objectives: • Climate change, health disparities, drug discovery, education, food security, urban poverty

Chemung Financial Corporation EVP, Senior Banking Officer Industry Experience: 32 years Years with CHMG: 9 years Previously with TD Bank Kimberly Hazelton President and CEO Industry Experience: 33 years Years with CHMG: 15 years Previously with Citizens Anders Tomson Experienced Management Team 20 EVP & CFO Industry Experience: 29 years Years with CHMG: 2 Previously with KPMG LLP and Evans Bancorp Dale McKim Regional President Industry Experience: 37 years Years with CHMG: 7 Previously with Five Star Bank Jeffrey Kenefick President, Capital Bank Industry Experience: 24 years Years with CHMG: 12 Previously with First Niagara Daniel Fariello EVP, Chief Credit Officer Industry Experience: 43 years Years with CHMG: 6 years Previously with Key Bank Peter Cosgrove EVP and Chief Information Officer Industry Experience: 27 years Years with CHMG: 8 years Previously with BOK Financial Dale Cole 20 Vincent Cutrona President, Canal Bank Industry Experience: 28 years Years with CHMG: 1 Previously with M&T Bank and Evans Bancorp First Quarter 2026 Investor Presentation EVP, Chief Risk Officer Industry Experience: 23 years Years with CHMG: 9 years Previously with JPMorgan Private Bank Mary Meisner

Chemung Financial Corporation Supporting Our Communities 21 Volunteering Nearly 12,000 Hours Distributing Over $700,000 in Donations and Sponsorships Achieve | Albany Medical Center | American Cancer Society | American Heart Association | ARCs | Arnot Museum | Arnot Health | Auburn Public Theater | Boy Scouts | Broome County Council of Churches Buddy Walk | Capital City Rescue Mission | Capital Region Sponsor - A - Scholar | CareFirst | Career Development Council | Catholic Charities Clemens Center | Colonie Senior Center | Community Foundations | Corning Community College | Disabled American Veterans | Elmira College | Food Bank of the Southern Tier | Girl Scouts | Glassfest | Glove House | Grand Prix Festival | Guthrie | Habitat for Humanity | Historical Society | Ithaca Science Center | Jefferson Awards | JDRF | Junior Achievement | Kiwanis | Lions | Lourdes Foundation | Meals on Wheels | Multiple Sclerosis | Muscular Dystrophy | NAACP | Office for the Aging | PAL | Public Television Reading is Fundamental | Red Cross | Rockwell Museum | Ronald McDonald House Charities | Rotary | Sock Out Cancer | Sidney Albert Jewish Community Center | SPCA | St. Peter’s Hospital | United Health Services | Youth Sports Leagues | YMCA & YWCA… and many many more! First Quarter 2026 Investor Presentation

Loans 22

Chemung Financial Corporation 13.8% 13.4% 14.4% 14.3% 14.0% 54.5% 56.9% 58.8% 62.1% 63.2% 15.6% 14.1% 13.3% 12.7% 12.4% 11.0% 10.7% 8.6% 5.8% 5.3% 5.1% 4.9% 4.9% 5.1% 5.1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Loans by Type (%) Other Cons. Indirect Cons. Res. Mort. Comm. Mort. Comm. & Ind. Summary of Loan Growth 23 ▪ Total Loans: $2.312 billion as of March 31, 2026 ▪ Originated $103.6MM in Commercial Loans in Q1 2026 ▪ Originated $28.7MM in Consumer Loans in Q1 2026 ▪ Opened full - service Canal Bank branch in Williamsville, NY during 2024 - $269.7MM in loans as of March 31, 2026 *March 31, 2026 figures unaudited First Quarter 2026 Investor Presentation

Chemung Financial Corporation $651.5 $665.7 $626.9 $616.7 $599.4 $1,098.1 $1,206.6 $1,302.6 $1,417.8 $1,442.6 $79.8 $100.4 $141.9 $235.1 $269.7 Loans by Division ($ Millions) Chemung Capital Buffalo Summary of Loan Growth Q1 2026 2025 2024 2023 2022 25.9% 27.2% 30.3% 33.8% 35.6% Chemung 62.4% 62.4% 62.8% 61.1% 60.0% Capital 11.7% 10.4% 6.9% 5.1% 4.4% Buffalo 24 *CAGR: December 31, 2021 to March 31, 2026 *March 31, 2026 figures unaudited First Quarter 2026 Investor Presentation

Chemung Financial Corporation 14.0% 7.7% 55.6% 12.4% 10.3% Portfolio Concentrations to Total Loans March 31, 2026 Commercial & Ind. CRE Owner Occupied CRE Non-Owner Occupied Residential Mort. Consumer Loan Composition 25 ▪ June 2025 capital raise meaningfully reduced CRE non - owner occupied (NOO) ratios, providing opportunities for further growth. *March 31, 2026 figures unaudited First Quarter 2026 Investor Presentation

Chemung Financial Corporation 2022 2023 2024 2025 Q1 2026 C&I 109% 105% 109% 99% 96% CRE OO 46% 49% 52% 55% 53% CRE NOO 387% 397% 392% 378% 384% RRE 124% 110% 100% 88% 85% Consumer 128% 122% 102% 76% 71% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% Portfolio Composition to Tier 1 Capital & ACL December 31, 2025 Loan Composition 26 ▪ Effectively managing portfolio composition by establishing limits such as exposure and percentage of capital deployed for each category. ▪ Tactical use of participations to manage risk and capital. *The CRE Ratio above does not agree to the regulatory guidelines due to inclusion of owner - occupied loans. The regulatory guidel ine measure was 392% at March 31,2026. March 31, 2026 figures unaudited First Quarter 2026 Investor Presentation

Chemung Financial Corporation $230.6 $251.9 $274.3 $326.0 $335.2 $200.0 $220.0 $240.0 $260.0 $280.0 $300.0 $320.0 $340.0 $360.0 2022 2023 2024 2025 Q1 2026 ***CECL Adopted 1/1/2023 (in millions) Bank-Level Tier 1 Capital and ACL Tier 1 Capital and ACL 27 ▪ $37.0MM of 2025 subordinated debt proceeds downstreamed to the Bank qualify as Tier 1 capital. ▪ Risk management function continually monitors and stress tests CRE exposure consistent with 2006 and 2015 interagency guidance. *March 31, 2026 figures unaudited First Quarter 2026 Investor Presentation

Commercial Loan Portfolio – March 31, 2026

NAICS Code / Descriptions		Balances ($ Thousands)	Percentage
Real Estate, Rental & Leasing	$	1,228,128	68.8%
Manufacturing		55,472	3.1%
Health Care & Social Assistance		84,554	4.7%
Wholesale Trade		30,120	1.7%
Construction		74,444	4.2%
Accommodation & Food Services		115,874	6.5%
Arts, Entertainment & Recreation		51,207	2.9%
Other		146,742	8.1%
Total	$	1,786,541	100.0%

Loan Types			
Non-Owner Occupied	$	708,239	39.6%
Commercial & Industrial		323,274	18.1%
Multi-Family		454,119	25.4%
Owner Occupied		177,648	10.0%
Construction		123,261	6.9%
Total	$	1,786,541	100.0%



NAICS Descriptions
8.1%
2.9%
6.5%
4.2%
1.7%
4.7%
3.1%
68.8%
Real Estate, Rental & Leasing
Manufacturing
Health Care & Social Assistance
Wholesale Trade
Construction
Accommodation & Food Services
Arts, Entertainment & Recreation
Other



Loan Types
6.9%
10.0%
39.6%
25.4%
18.1%
Non-Owner Occupied
Commercial & Industrial
Multi-Family
Owner Occupied
Construction

*March 31, 2026 figures unaudited

Chemung Financial Corporation First Quarter 2026 Investor Presentation 28

Chemung Financial Corporation Multifamily 33% Retail 18% Construction 9% Office 10% Warehouse 7% Hotel 6% Other 17% $1.46 Billion Commercial Real Estate 29 *March 31, 2026 figures unaudited First Quarter 2026 Investor Presentation As of March 31, 2026 CRE Portfolio Metrics $1.50 million Average loan size $0.48 million / 0.03% of total CRE Past due 30 - 89 days $2.71 million / 0.19% of total CRE Nonaccrual $98.84 million / 6.75% of total CRE Special mention $4.50 million / 0.31% of total CRE Classified 13.34% of total CRE CRE < $1 million 599 301 69 7 0 100 200 300 400 500 600 700 < $1.0MM $1.0MM - $5.0MM $5.0MM - $10.0MM > $10.0MM Number of CRE Loans by Balance

Chemung Financial Corporation 30 First Quarter 2026 Investor Presentation Commercial Real Estate ▪ Focused on loans in existing markets. ▪ Continued strong CRE growth across footprint. ▪ Additional capital provides raw materials for growth. *March 31, 2026 figures unaudited © GeoNames, Microsoft, TomTom Powered by Bing CRE Loan Balances by Collateral County - 75,000,000 150,000,000 Loan Balances $75.4 Million in CRE Loan Balances outside of New York State

Chemung Financial Corporation 649,933 92,836 97,167 103,818 97,073 0% 10% 20% 30% 40% 50% - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 2026 2027 2028 2029 2030 CRE Repricing Schedule (As of March 31, 2026) Balances ($ Thousands) % of CRE Commercial Real Estate Maturity & Repricing Details 31 First Quarter 2026 Investor Presentation CRE loans scheduled to mature in 2031 and after are $850.2 million or 58.1% of total CRE loans. Variable Rate 41% Adjustable Rate 32% Fixed Rate 27% 77,230 91,330 93,108 119,199 232,176 0% 2% 4% 6% 8% 10% 12% 14% 16% - 50,000 100,000 150,000 200,000 250,000 2026 2027 2028 2029 2030 CRE Maturity Schedule (As of March 31, 2026)

Chemung Financial Corporation Residential Mortgage 54% Home Equity 10% HELOC 10% Indirect 25% Direct 1% $525.2 Million Consumer Loans 32 *March 31, 2026 figures unaudited **Annualized First Quarter 2026 Investor Presentation As of March 31, 2026 Consumer Portfolio Metrics $3.78 million / 0.72% of consumer Past due 30 - 89 days $4.03 million / 0.77% of consumer Nonaccrual $0.27 million / 0.45% of consumer** YTD Net charge - offs 0.58% 1.32% 2.01% 4.03% 3.56% 2.16% 6.88% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 740 & Above 720 - 739 700 - 719 680 - 699 660 - 679 640 - 659 Below 640 Consumer Loans by Credit Tier ($ in Thousands) Loan Balance Percent Delinquent

Chemung Financial Corporation Fixed Rate Loans by Maturity Date 33 *March 31, 2026 figures unaudited First Quarter 2026 Investor Presentation 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 After 2035 Consumer 1,038 7,837 24,915 35,071 29,203 22,421 14,379 4,715 3,156 2,665 33,649 Residential Mortgage 6,085 3,266 1,849 2,775 5,227 6,736 5,974 3,021 7,297 24,601 153,371 Commercial 35,692 62,545 67,953 67,956 97,601 56,598 65,382 15,596 7,082 135 15,438 Weighted Average Rate 5.99% 5.36% 4.90% 6.24% 6.27% 5.37% 4.81% 4.74% 4.59% 3.18% 4.81% 5.99% 5.36% 4.90% 6.24% 6.27% 5.37% 4.81% 4.74% 4.59% 3.18% 4.81% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% (25,000) 25,000 75,000 125,000 175,000 225,000 Fixed Rate Loans by Maturity ($ in Thousands) Commercial Residential Mortgage Consumer Weighted Average Rate

Chemung Financial Corporation 0.36% 0.33% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Non - Performing Loans and Assets (% of Total) Non-performing assets to total assets Non-performing loans to total loans Trends in Non - Performing Assets 34 *March 31, 2026 figures unaudited. First Quarter 2026 Investor Presentation $7,627 $9,758 $5,000 $7,500 $10,000 $12,500 Non - Performing Loans and Assets ($ Thousands) Non Performing Loans Non Performing Assets

Investments 35

Chemung Financial Corporation 8.8% 9.5% 10.7% 68.8% 69.1% 68.8% 90.3% 90.3% 6.1% 6.6% 6.7% 3.7% 3.5% 16.3% 14.8% 13.8% 6.0% 6.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2022 2023 2024 2025 Q1 2026 Securities Available for Sale by Type (%) U.S. Government & Enterprises MBS & CMO States & Political Other Sec. Investment Portfolio Composition 36 *March 31, 2026 figures unaudited. First Quarter 2026 Investor Presentation

Chemung Financial Corporation 2.28% 5.0 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2022 2023 2024 2025 Q1 2026 Investment Portfolio Yield Duration - Years Investment Portfolio - Yield & Duration 37 ▪ Utilized proceeds from 2025 securities sales to reduce wholesale funding and support future loan growth ▪ Approximately $2 million a month in projected cash flows ▪ Principal cash flows representing 35% to 40% of the portfolio to be received in the next five years *March 31, 2026 figures unaudited. First Quarter 2026 Investor Presentation

Chemung Financial Corporation $55,574 $55,332 $56,906 $435,131 $403,824 $365,934 $253,306 $248,585 $38,892 $38,686 $35,505 $10,310 $9,563 $102,992 $86,151 $73,097 $16,982 $17,170 $(96,609) $(85,099) $(85,829) $(47,290) $(46,851) $(120,000) $(100,000) $(80,000) $(60,000) $(40,000) $(20,000) $- $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2022 2023 2024 2025 Q1 2026 Fair Values ($000) U.S. Government & Enterprises MBS & CMO States & Political Other Unrealized (Loss)/Gain Investment Portfolio – Fair Value and AOCI 38 *March 31, 2026 figures unaudited. First Quarter 2026 Investor Presentation

Deposits 39

Chemung Financial Corporation 31.5% 26.9% 26.1% 27.5% 27.7% 11.7% 12.0% 12.8% 14.4% 14.3% 27.5% 25.7% 24.8% 26.5% 27.3% 12.0% 10.2% 10.3% 11.2% 10.9% 14.1% 19.3% 22.2% 20.4% 19.8% 3.2% 5.9% 3.8% 2022 2023 2024 2025 Q1 2026 Account Types (%) Non-Interest Bearing DDA Interest Bearing DDA Money Market Savings Time Deposit Brokered Deposits 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2022 2023 2024 2025 Q1 2026 Cost of Deposits NOW Savings and Money Market Time Deposits Brokered Deposits Total Cost of Interest Bearing Deposits Q1 2026 2025 2024 2023 2022 Rate 1.44% 1.55% 1.78% 1.10% 0.15% NOW 1.64% 1.91% 2.02% 1.45% 0.24% Savings and Money Market 3.14% 3.49% 4.22% 3.31% 1.08% Time Deposits 3.77% 4.49% 5.29% 5.22% 2.88% Brokered Deposits 2.05% 2.37% 2.79% 2.11% 0.44% Total Cost of Interest Bearing Deposits 1.49% 1.75% 2.07% 1.51% 0.30% Total Cost of Deposits 1.67% 1.86% 2.15% 1.59% 0.32% Total Cost of Funds Deposit Costs 40 • Q1 2026 Total Deposits $2.314B; up $43.2 million from December 31, 2025 • No brokered deposits as of March 31, 2026 or December 31, 2025 • Increase in total deposits compared to December 31, 2025 partially due to seasonal municipal deposits *March 31, 2026 figures unaudited. First Quarter 2026 Investor Presentation

Chemung Financial Corporation 51.2% 50.2% 50.4% 43.8% 45.0% 44.1% 42.0% 44.9% 47.3% 46.9% 26.9% 28.4% 29.4% 34.0% 34.1% 30.1% 28.2% 29.0% 31.2% 30.5% 9.1% 9.1% 8.7% 6.6% 7.5% 6.8% 6.3% 6.1% 7.1% 8.1% 3.1% 5.9% 3.8% 12.8% 12.3% 11.5% 15.6% 13.4% 15.9% 17.6% 16.2% 14.4% 14.5% Deposits by Customer (%) Consumer Commerical Public Brokered ICS / CDARS Deposit Composition 41 *March 31, 2026 figures unaudited. First Quarter 2026 Investor Presentation

Chemung Financial Corporation $1,815.5 $1,899.8 $1,892.2 $1,857.5 $1,878.7 $435.2 $381.0 $399.4 $363.7 $364.4 $73.5 $142.8 $92.2 $3.0 $5.8 $13.1 $49.5 $70.8 30.1% 27.0% 27.2% 30.1% 30.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2022 2023 2024 2025 Q1 2026 Deposits by Division ($ Millions) CCTC Capital Bank Brokered Western New York Uninsured Deposits Deposit Composition 42 *CAGR December 31, 2021 to March 31, 2026 excluding brokered deposits **March 31, 2026 figures unaudited. First Quarter 2026 Investor Presentation

Chemung Financial Corporation Liquidity 43 Williamsville, New York Branch As of March 31, 2026 Remaining Available Outstanding Total Available Dollars in Thousands 106,947 $ 75,710 $ 182,657 $ FHLB Advances 65,000 - 65,000 Correspondent Bank Lines of Credit 274,872 - 274,872 Brokered Deposits 66,296 - 66,296 Unencumbered Securities 513,115 $ 75,710 $ 588,825 $ Total Sources of Liquidity 704,608 $ Uninsured Deposits (1) 30.5% Uninsured Deposits to Total Deposits (1) Includes $187.5 million in public funds that are collateralized when required. First Quarter 2026 Investor Presentation

Performance 44

Chemung Financial Corporation $6,867 $8,024 $6,453 $7,439 $7,270 $6,280 $7,648 $3,802 $7,050 $4,987 $5,720 $5,914 $6,023 $(6,452) $7,792 $7,741 $9,199 $(8,000) $(6,000) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 GAAP Net Income - Quarterly Trend ($ Thousands) 45 *March 31, 2026 figures unaudited. First Quarter 2026 Investor Presentation $28.8MM $25.0MM $23.7MM $15.1MM $9.2MM 2022 2023 2024 2025 2026

Chemung Financial Corporation $6,867 $8,024 $6,453 $7,439 $7,270 $6,280 $5,775 $3,831 $7,050 $4,987 $5,720 $5,914 $6,023 $6,322 $7,792 $7,741 $9,199 $(8,000) $(6,000) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Non - GAAP Net Income - Quarterly Trend ($ Thousands) 46 *March 31, 2026 figures unaudited. Refer to the GAAP - to - Non - GAAP Reconciliation on slide 53. First Quarter 2026 Investor Presentation $28.8MM $23.2MM $23.7MM $27.9MM $9.2MM 2022 2023 2024 2025 2026

Chemung Financial Corporation 2022 2023 2024 2025 2026 Q1 2.87% 3.14% 2.73% 2.96% 3.60% Q2 2.97% 2.87% 2.66% 3.05% Q3 3.08% 2.73% 2.72% 3.45% Q4 3.26% 2.69% 2.92% 3.61% YTD 3.05% 2.85% 2.76% 3.26% 3.60% 3.05% 2.85% 2.76% 3.26% 3.60% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Fully Taxable Equivalent Net Interest Margin (%) Q1 Q2 Q3 Q4 YTD Net Interest Margin 47 *March 31, 2026 figures unaudited. ▪ 38% of the loan portfolio reprices or matures within the next 90 days ▪ 46% of the commercial loan portfolio reprices or matures within the next 90 days ▪ 91% of the commercial loan portfolio reprices or matures within the next 5 years ▪ 72% of the commercial loan portfolio is variable or adjustable First Quarter 2026 Investor Presentation

Chemung Financial Corporation Overdraft Fees 10.7% Other Deposit Service Charges 5.9% Interchange Income 16.0% Wealth Management Revenue 49.8% CFS Group, Inc. Revenue 7.6% Net Gains on Sales of Loans 0.3% Change in FV of Equity Securities - 1.1% Other 10.8% $6.3 Million Year to Date 2026 Retirement Services 30% Investment Management 32% Personal Trust & Fiduciary 32% Custody 4% Other 2% Wealth Management Group Income $3.1 Million Year to Date 2026 Non - Interest Income Components 48 *March 31, 2026 figures unaudited. First Quarter 2026 Investor Presentation

Chemung Financial Corporation Wealth Management and CFS Group, Inc. Revenue 49 *March 31, 2026 figures unaudited. **CAGR December 31, 2022 to December 31, 2025 First Quarter 2026 Investor Presentation 2022 2023 2024 2025 YTD 2026 Wealth Management Revenue $10,280 $10,460 $11,573 $11,945 $3,145 CFS Group, Inc. Revenue $1,079 $995 $1,054 $1,176 $477 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Revenue($ Thousands)

Chemung Financial Corporation Salaries , 43.5% Data Processing , 14.5% Employee Benefits , 11.3% Net Occupancy , 8.8% FDIC Insurance , 1.8% Professional Services , 4.0% Furniture/Equipment , 2.3% Marketing , 1.4% Other , 12.4% $17.5 Million Year to Date 2026 Salaries Data Processing Employee Benefits Net Occupancy FDIC Insurance Professional Services Furniture/Equipment Marketing Other Non - Interest Expense Components 50 *March 31, 2026 figures unaudited. First Quarter 2026 Investor Presentation

Chemung Financial Corporation 65.71 61.71 61.71 66.20 68.89 63.00 58.27 52.00 54.00 56.00 58.00 60.00 62.00 64.00 66.00 68.00 70.00 2020 2021 2022 2023 2024 2025 YTD 2026 Efficiency Ratio (%)** Expense Management and Control 51 Goal is both cost containment and cost savings ▪ Increase efficiency in banking operations (e.g., hub and spoke) ▪ Identify internal best practices ▪ Develop clear action plans to implement best practices across the organization ▪ Growth without adding cost Cost savings recognized: ▪ Reduction in headcount ▪ Frozen pension plan and post - retirement healthcare accruals ▪ Consolidation of six branch locations within existing footprint **Efficiency ratio (adjusted) is non - interest expense less amortization of intangible assets divided by the total of fully taxab le equivalent net interest income plus non - interest income less net gains or losses on securities transactions and net gains or losses on the sale of branch property *March 31, 2026 figures unaudited. First Quarter 2026 Investor Presentation

Chemung Financial Corporation Capital Management 52 ▪ Positioned to remain profitable and pay dividends ▪ Increased quarterly dividend $0.03 per share during 2025, or 9.7% to $0.34 ▪ Announced share repurchase program of 250,000 shares in January 2021 ▪ As of March 31, 2026: 49,184 shares had been repurchased First Quarter 2026 Investor Presentation *March 31, 2026 figures unaudited ** Payout ratio using non - GAAP revenue. Refer to the GAAP - to - Non - GAAP Reconciliation on slide 53. 2022 2023 2024 2025 Q1 2026 Book Value / Share $35.32 $41.07 $45.13 $52.97 $54.36 Tangible Book Value / Share $30.69 $36.48 $40.55 $48.43 $49.85 $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 2022 2023 2024 2025 Q1 2026 Dividends / Share $1.24 $1.24 $1.24 $1.32 $0.34 Payout ratio 20% 25% 25% 23% 18% 15% 17% 19% 21% 23% 25% 27% $- $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00

Chemung Financial Corporation GAAP to Non - GAAP Reconciliation 53 First Quarter 2026 Investor Presentation *March 31, 2026 figures unaudited.

Chemung Financial Corporation 4.8 million Shares Outstanding $260.3M Market Capitalization $0.34 YTD Dividend Per Share 2.49% Dividend Yield (TTM) 7,166 Average Daily Volume^ $54.36 Book Value Per Share $49.85 Tangible Book Value Per Share $53.82 Stock Price 8.34x Price to Earnings (TTM)* 1.08x Price to Tangible Book 1.36% Return on Average Assets 14.25% Return on Average Equity CHMG Stock At a Glance 54 As of March 31, 2026 (unaudited). *Based on non - GAAP net income. ^YTD, March 31,2026 (unaudited). 54 First Quarter 2026 Investor Presentation

Get In Touch

Chemung Financial Corporation is a $2.7 billion financial services holding company headquartered in Elmira, New York and operates 30 retail offices through its principal subsidiary, Chemung Canal Trust Company, a full-service community bank with trust powers. Established in 1833, Chemung Canal Trust Company is the oldest locally-owned and managed community bank in New York State. Chemung Financial Corporation is also the parent of CFS Group, Inc., a financial services subsidiary offering non-traditional services including mutual funds, annuities, brokerage services, tax preparation services and insurance.

Anders Tomson
607 737-3756
atomson@chemungcanal.com

Dale McKim
607 737-3714
dmckim@chemungcanal.com

One Chemung Canal Plaza
Elmira, New York 14901

Chemung Financial Corporation First Quarter 2026 Investor Presentation 55